COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.
CLASS A (CPXAX), CLASS C (CPXCX), CLASS F (CPXFX), CLASS I (CPXIX),
CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES
Supplement dated December 10, 2021 to
Summary Prospectus and Prospectus dated May 1, 2021
On December 7, 2021, the Board of Directors of the Fund approved a change to the Fund’s blended benchmark (currently consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Developed Market USD Contingent Capital Index) to a blended benchmark consisting of 55% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index. This change is effective after the close of business on March 31, 2022.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXSUP-0322